Page 15 of 16 Pages

                                                                    EXHIBIT 1

                              JOINT ACQUISITION STATEMENT
                              PURSUANT TO RULE 13d-1(f)(1)
                              ____________________________

     The undersigned acknowledge and agree that the foregoing statement on
Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of the information

                                                           Page 16 of 16 Pages

concerning the other, except to the extent that he or it knows or has reason to believe that such information is inaccurate.
Dated:  September 11, 1997
                                    ORBIS OPTIMAL GLOBAL FUND, L.P.

                                    By:  ORBIS ASSET MANAGEMENT LIMITED


                                    By:/s/Kevin J. Comeau
                                       Name:  Kevin J. Comeau
                                       Title: Vice President


                                    ORBIS GLOBAL EQUITY LIMITED


                                    By:/s/Kevin J. Comeau
                                       Name:  Kevin J. Comeau
                                       Title: Secretry and General Counsel


                                    ORBIS ASSET MANAGEMENT LIMITED


                                    By:/s/Kevin J. Comeau
                                       Name:  Kevin J. Comeau
                                       Title: Vice President


                                    ORBIS INVESTMENT MANAGEMENT LIMITED


                                    By:/s/Kevin J. Comeau
                                       Name:  Kevin J. Comeau
                                       Title: Secretary and General Counsel